Exhibit 99.2

Quarterly Financial and Operating Supplement For the First Quarter Ended March 31, 2013

RAMCO GERSHENSON PROPERTIES TRUST

WHOLE FOODS
MARKET
DSW
DICK'S
KOHL'S

31500 Northwestern Highway • Suite 300 • Farmington Hills, Michigan 48334 • www.rgpt.com

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
March 31, 2013

TABLE OF CONTENTS

		Page
Overview
	Company Information	3
	Disclosures	4
Financial Results and Debt Information
	Consolidated Balance Sheets	5
	Consolidated Balance Sheets Detail	6
	Consolidated Market Data	7
	Summary of Debt Expiration	8
	Summary of Outstanding Debt - Consolidated Properties	9
	Summary of Joint Venture Debt	10
	Consolidated Statements of Operations	11
	Consolidated Statements of Operations Detail	12
	Funds from Operations	13
	EBITDA	14
Operating and Portfolio Information
	Consolidated Same-Properties Analysis	15
	Summary of Expiring GLA - Consolidated and Unconsolidated Properties	16
	Top Twenty-Five Retail Tenants (ranked by annualized base rent)	17
	Leasing Activity - Consolidated and Unconsolidated Portfolios	18
	Portfolio Summary Report	19 - 21
	Redevelopment and Development Projects	22
	Acquisitions / Dispositions	23
Joint Venture Information
	Joint Venture Combined Balance Sheets	24
	Joint Venture Contribution to Funds from Operations	25
	Joint Venture Summary of Expiring GLA	26
	Joint Venture Leasing Activity	27

Ramco-Gershenson Properties Trust
Company Overview
March 31, 2013

Ramco-Gershenson Properties Trust (NYSE:RPT) is a fully integrated, self-administered publicly-traded real estate investment trust (REIT) based in Farmington Hills, Michigan.  Our primary business is the ownership and management of multi-anchored shopping centers in strategic, metropolitan markets throughout the Eastern, Midwestern, and Central United States.
Analyst Coverage: Bank of America/Merrill Lynch Craig Schmidt : 646.855.3640 craig.schmidt@baml.com

At March 31, 2013, the Company owned interests in and managed a portfolio of 78 shopping centers and one office building with approximately 14.9 million square feet of gross leasable area.  Fourteen of the 78 shopping centers are held through joint ventures including two institutional joint ventures: Ramco/Lion Venture L.P. and Ramco 450 Venture LLC.  At March 31, 2013, the Company's core operating portfolio was 94.5% leased.
Deutsche Bank Vincent Chao, CFA : 212.250.6799 vicent.chao@db.com

The Company's properties are located in Michigan, Florida, Ohio, Georgia, Missouri, Colorado, Wisconsin, Illinois, Indiana, New Jersey, Virginia, Maryland, and Tennessee.  Within those states, the Company's top metropolitan markets/areas account for approximately 92.9% of its total pro-rata annualized based rents.
Evercore Partners Benjamin Yang : 415.229.8070 ben.yang@evercore.com

J.P. Morgan
Michael W. Mueller, CFA  :  212.622.6689
michael.w.mueller@jpmorgan.com

KeyBanc Capital Markets
Todd M. Thomas, CFA  :  917.368.2286
tthomas@keybanc.com

Raymond James
R.J. Milligan  :  737.567.2660
Richard.Milligan@RaymondJames.com

Stifel Nicolaus
Nathan Isbee  :  443.224.1346
nisbee@stifel.com

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
March 31, 2013

Disclosures

Forward-Looking Statements

Certain information contained in this Quarterly Financial and Operating Supplemental Information Package may contain forward-looking statements that represent the company and management's hopes, intentions, beliefs, expectations or projections of the future.  Management of Ramco-Gershenson believes the expectations reflected in the forward-looking statements are based on reasonable assumptions.  It is important to note that certain factors could occur that might cause actual results to vary from current expectations and include, but are not limited to, (i) the ongoing slow recovery of the U.S. economy; (ii) the existing global credit and financial crisis; (iii) other changes in general economic and real estate conditions; (iv) changes in the interest rate and/or other changes in interest rate environment; (v) the availability of financing; (vi) adverse changes in the retail industry; and (vii) our ability to qualify as a REIT.  Additional information concerning factors that could cause actual results to differ from those forward-looking statements is contained in the company's SEC filings, including but not limited to the company's report on Form 10-K for the year ended December 31, 2012. Copies of each filing may be obtained from the company or the Securities & Exchange Commission.

Funds From Operations

We consider funds from operations, also known as "FFO", an appropriate supplemental measure of the financial performance of an equity REIT.  Under the NAREIT definition, FFO represents net income available to common shareholders, excluding extraordinary items, as defined under accounting principles generally accepted in the United States of America ("GAAP"),  gains (losses) on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures.  In addition, in October 2011, NAREIT clarified its definition of FFO to exclude impairment provisions on depreciable property and equity investments in depreciable property.  We have restated FFO for prior periods accordingly.  FFO should not be considered an alternative to GAAP net income available to common shareholders or as alternatives to cash flow as measures of liquidity.  While we consider FFO as a useful measure for reviewing our comparative operating and financial performance between periods or to compare our performance to different REITs, our computation of FFO may differ from the computations utilized by other real estate companies, and therefore, may not be comparable to these other real estate companies.

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets
March 31, 2013
(in thousands, except per share amounts)

	March 31,	December 31,
	2013	2012
ASSETS
Income producing properties, at cost:
Land	$251,043	$166,500
Buildings and improvements	1,203,227	952,671
Less accumulated depreciation and amortization	(240,350)	(237,462)
Income producing properties, net	1,213,920	881,709
Construction in progress and land held for development or sale	99,764	98,541
Real estate assets held for sale	6,459	-
Net real estate	$1,320,143	$980,250
Equity investments in unconsolidated joint ventures	28,479	95,987
Cash and cash equivalents	11,473	4,233
Restricted cash	5,988	3,892
Accounts & notes receivable, net	7,036	7,976
Other assets, net	105,834	72,953
TOTAL ASSETS	$1,478,953	$1,165,291

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable:
Mortgages payable	$444,104	$293,156
Unsecured revolving credit facility	30,000	40,000
Unsecured term loan facilities	180,000	180,000
Junior subordinated notes	28,125	28,125
Total mortgages and notes payable	$682,229	$541,281
Capital lease obligation	5,940	6,023
Accounts payable and accrued expenses	20,132	21,589
Other liabilities & distributions payable	52,600	36,566
TOTAL LIABILITIES	$760,901	$605,459

Ramco-Gershenson Properties Trust ("RPT") Shareholders' Equity:
7.25% Series D Cumulative Convertible Perpetual Preferred Shares, $50 par	$100,000	$100,000
Common shares of beneficial interest, $0.01 par	597	485
Additional paid-in capital	849,406	683,609
Accumulated distributions in excess of net income	(255,955)	(249,070)
Accumulated other comprehensive loss	(4,707)	(5,241)
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	689,341	529,783
Noncontrolling interest	28,711	30,049
TOTAL SHAREHOLDERS' EQUITY	718,052	559,832
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,478,953	$1,165,291

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets Detail
March 31, 2013
(in thousands)

	March 31,	December 31,
	2013	2012

Investment in real estate
Construction in progress	$19,208	$16,995
Land held for development or sale	80,556	81,546
Construction in progress and land held for development or sale	$99,764	$98,541

Other assets, net
Deferred leasing costs, net	$22,518	$18,067
Deferred financing costs, net	5,732	6,073
Lease intangible assets, net	55,596	25,611
Straight-line rent receivable, net	14,779	14,799
Prepaid and other deferred expenses, net	3,609	4,636
Other, net	3,600	3,767
Other assets, net	$105,834	$72,953

Other liabilities & distributions payable
Lease intangible liabilities, net	$29,720	$16,297
Cash flow hedge mark-to-market liability	5,016	5,574
Deferred liabilities	2,502	1,970
Tenant security deposits	2,682	1,948
Other, net	374	398
Distributions payable	12,306	10,379
Other liabilities & distributions payable	$52,600	$36,566

Ramco-Gershenson Properties Trust
Consolidated Market Data
March 31, 2013
(in thousands, except per share amounts)

	March 31,	March 31,
	2013	2012
Market price per common share	$16.80	$12.22

Market price per convertible perpetual preferred share	$63.23	$49.15

Common shares outstanding	59,684	39,454
Operating Partnership Units	2,254	2,619
Dilutive securities	432	266
Total common shares and equivalents	62,370	42,339

Equity market capitalization	$1,047,816	$517,383

Fixed rate debt (excluding unamortized premium)	$576,477	$487,703
Variable rate debt	103,125	19,000
Total fixed and variable rate debt	$679,602	$506,703
Capital lease obligation	5,940	6,263
Cash and cash equivalents	(11,473)	(6,305)
Net debt	$674,069	$506,661

Equity market capitalization	$1,047,816	$517,383

Convertible perpetual preferred shares (at market)	126,460	98,300
Total market capitalization	$1,848,345	$1,122,344

Net debt to total market capitalization	36.5%	45.1%
Net debt plus preferred (at liquidation preference) to total market capitalization	41.9%	54.1%

Ramco-Gershenson Properties Trust
Summary of Debt Expiration
March 31, 2013
(in thousands)

		Consolidated		+	Pro Rata Share of JVs		=	Combined
Year		Scheduled Amortization Payments	Scheduled Maturities		Scheduled Amortization Payments	Scheduled Maturities		Total Scheduled Maturities	Percentage of Debt Maturing	Cumulative Percentage of Debt Maturing

2013		3,759	113,300		368	17,594		135,021	18.7%	18.7%
2014		4,523	29,676		273	1,505		35,977	5.0%	23.7%
2015		4,279	81,780		243	11,253		97,555	13.5%	37.2%
2016		2,139	50,490	(1)	124	-		52,753	7.3%	44.5%
2017		1,945	230,000		70	6,029		238,044	32.9%	77.4%
2018		1,711	82,047		-	-		83,758	11.6%	89.0%
2019		1,380	3,148		-	-		4,528	0.6%	89.6%
2020		406	40,894		96	-		41,396	5.7%	95.3%
2021		-	-		109	-		109	0.0%	95.3%
2022		-	-		113	-		113	0.0%	95.3%
2023		-	-		-	5,412		5,412	0.8%	96.1%
2024	+	-	28,125		-	-		28,125	3.9%	100.0%
Debt		$20,142	$659,460		$1,396	$41,793		$722,791

Unamortized premium		-	2,627		-	(62)		2,565
Total debt (including unamortized premium)		$20,142	$662,087		$1,396	$41,731		$725,356

(1) Scheduled maturities in 2016 include $30 million which represents the balance of the Unsecured Revolving Credit Facility drawn as of March 31, 2013.

Ramco-Gershenson Properties Trust
Summary of Outstanding Debt - Consolidated
March 31, 2013
(in thousands)

			Balance	Stated			% of
			at	Interest	Loan	Maturity	Total
Property Name	Location	Lender or Servicer	03/31/13	Rate	Type	Date	Indebtedness

Mortgage Debt
Centre at Woodstock	Woodstock, GA	Wachovia	$3,025	6.9%	Fixed	Jul-13	0.4%
East Town Plaza	Madison, WI	Citigroup Global Markets	10,181	5.5%	Fixed	Jul-13	1.5%
Mission Bay Plaza	Boca Raton, FL	Wells Fargo Bank, NA	42,165	6.6%	Fixed	Jul-13	6.2%
Winchester Center	Rochester Hills, MI	Wachovia	25,270	8.1%	Fixed	Jul-13	3.7%
Hunter's Square	Farmington Hills, MI	Wachovia	32,899	8.2%	Fixed	Aug-13	4.8%
The Auburn Mile	Auburn Hills, MI	Citigroup Global Markets	6,786	5.4%	Fixed	May-14	1.0%
Crossroads Centre	Rossford, OH	Citigroup Global Markets	23,637	5.4%	Fixed	May-14	3.5%
Ramco Aquia Office LLC	Stafford, VA	JPMorgan Chase Bank, N.A.	14,193	5.8%	Fixed	Jun-15	2.1%
Village Plaza	Lakeland, FL	Citigroup	8,960	5.0%	Fixed	Sep-15	1.3%
Jackson West	Jackson, MI	Key Bank	16,618	5.2%	Fixed	Nov-15	2.4%
West Oaks I	Novi, MI	Key Bank	26,407	5.2%	Fixed	Nov-15	3.9%
New Towne Plaza	Canton Twp., MI	Deutsche Bank	19,165	5.1%	Fixed	Dec-15	2.8%
Hoover Eleven	Warren, MI	Canada Life/GMAC	2,927	7.6%	Fixed	Feb-16	0.4%
Troy Marketplace	Troy, MI	Deutsche Bank	21,444	5.9%	Fixed	Jun-16	3.1%
River City Marketplace	Jacksonville, FL	JPMorgan Chase Bank, N.A.	110,000	5.4%	Fixed	Apr-17	16.1%
Jackson Crossing	Jackson, MI	Wells Fargo Bank, N.A.	24,068	5.8%	Fixed	Apr-18	3.5%
Hoover Eleven	Warren, MI	Canada Life/GMAC	1,423	7.2%	Fixed	May-18	0.2%
Crossroads Centre Home Depot	Rossford, OH	Farm Bureau	3,748	7.4%	Fixed	Dec-19	0.6%
West Oaks II and Spring Meadows Place	Novi, MI / Holland, OH	JPMorgan Chase Bank, N.A.	29,785	6.5%	Fixed	Apr-20	4.4%
Treasure Coast Commons	Jensen Beach, FL	GE Group Life Assurance	8,090	5.5%	Fixed	Jun-20	1.2%
Vista Plaza	Jensen Beach, FL	First Colony Life Insurance	10,686	5.5%	Fixed	Jun-20	1.6%
Subtotal Mortgage Debt			$441,477	6.0%			64.7%
Unamortized premium			2,627	0.0%			0.4%
Total mortgage debt (including unamortized premium)			$444,104	6.0%			65.1%

Corporate Debt
Unsecured Revolving Credit Facility		Key Bank, as agent	$30,000	1.9%	Variable	Jul-16	4.4%
Unsecured Term Loan		Key Bank, as agent	45,000	1.9%	Variable	Jul-17	6.6%
Junior Subordinated Note		The Bank of New York Trust Co.	28,125	3.6%	Variable	Jan-38	4.1%
Unsecured Term Loan (1)		Key Bank, as agent	75,000	2.9%	Fixed	Jul-17	11.0%
Unsecured Term Loan (2)		Key Bank, as agent	60,000	4.2%	Fixed	Sep-18	8.8%
Subtotal Corporate Debt			$238,125	3.0%			34.9%

Total Consolidated Debt			$682,229	4.7%			100.0%

Capital Lease Obligation (3)	Gaines Twp., MI	Crown Development Corp	$5,940	5.8%	Ground Lease	Oct-14	N/A

(1) Effectively converted to fixed rate through swap agreement that expires in April 2016.
(2) Effectively converted to fixed rate through swap agreements that expire in September 2018.
(3) 99 year Ground Lease expires Sept 2103. Purchase option date is Oct 2014.

Ramco-Gershenson Properties Trust
Summary of Outstanding Debt - Joint Venture
March 31, 2013
(in thousands)

			Ramco	Balance	Stated			Ramco
			Ownership	at	Interest	Loan	Maturity	Share of
Property Name	Location	Lender or Servicer	Interest	03/31/13	Rate	Type	Date	Debt

Olentangy Plaza	Columbus, OH	Principal Global Investors	20%	$ 21,578	5.9%	Fixed	Apr-13	$ 4,316
The Plaza at Delray	Delray Beach, FL	CIGNA	20%	45,773	6.0%	Fixed	Sep-13	9,155
Chester Springs Shopping Center	Chester, NJ	Citigroup	20%	21,198	5.5%	Fixed	Oct-13	4,240
Paulding Pavilion	Hiram, GA	Fifth Third Bank	20%	7,787	3.7%	Variable	Jan-14	1,557
Millennium Park	Livonia, MI	Citigroup	30%	30,878	5.0%	Fixed	Oct-15	9,263
Rolling Meadows Shopping Center	Rolling Meadows, IL	Wells Fargo Bank, NA	20%	11,911	5.3%	Fixed	Dec-15	2,382
Crofton Centre	Crofton, MD	Citigroup	20%	16,763	5.8%	Fixed	Jan-17	3,353
Market Plaza	Glen Ellyn, IL	Principal Global Investors	20%	15,972	2.9%	Fixed	Jan-18	3,194
The Shops on Lane Avenue	Upper Arlington, OH	New York Life	20%	28,650	3.8%	Fixed	Jan-23	5,730
Subtotal Mortgage Debt				$ 200,510	5.1%			$ 43,190
Unamortized premium				(309)				(62)
Total mortgage debt (including unamortized premium)				$ 200,201	5.1%			$ 43,128

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations
For the Three Months Ended March 31, 2013
(in thousands, except per share data)

	Three Months Ended March 31,
			Increase
	2013	2012	(Decrease)
REVENUE
Minimum rent	$24,666	$21,030	$3,636
Percentage rent	107	195	(88)
Recovery income from tenants	8,407	7,711	696
Other property income	533	723	(190)
Management and other fee income	804	967	(163)
TOTAL REVENUE	34,517	30,626	3,891

EXPENSES
Real estate taxes	4,648	4,206	442
Recoverable operating expense	4,217	3,821	396
Other non-recoverable operating expense	750	680	70
Depreciation and amortization	10,912	8,557	2,355
General and administrative	5,500	4,878	622
TOTAL EXPENSES	26,027	22,142	3,885

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	8,490	8,484	6

OTHER INCOME AND EXPENSES
Other expense, net	(136)	(112)	(24)
Gain on sale of real estate	3,582	69	3,513
(Loss) earnings from unconsolidated joint ventures	(5,674)	496	(6,170)
Interest expense	(6,073)	(6,626)	553
Amortization of deferred financing fees	(341)	(377)	36
Deferred gain recognized upon acquisition of real estate	5,282	-	5,282
INCOME FROM CONTINUING OPERATIONS BEFORE TAX	5,130	1,934	3,196
Income tax provision	(43)	(25)	(18)
INCOME FROM CONTINUING OPERATIONS	5,087	1,909	3,178

DISCONTINUED OPERATIONS
Gain on sale of real estate	-	264	(264)
Provision for impairment	-	(2,536)	2,536
Income from discontinued operations	187	311	(124)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	187	(1,961)	2,148

NET INCOME (LOSS)	5,274	(52)	5,326
Net loss attributable to noncontrolling partner interest	-	533	(533)
Net (income) loss attributable to noncontrolling OP unit holder interest	(225)	1	(226)
NET INCOME ATTRIBUTABLE TO RPT	5,049	482	4,567
Preferred share dividends	(1,812)	(1,812)	-
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$3,237	$(1,330)	$4,567

EARNINGS (LOSS) PER COMMON SHARE, BASIC
Continuing operations	$0.06	$0.01	$0.05
Discontinued operations	-	(0.04)	0.04
	$0.06	$(0.03)	$0.09
EARNINGS (LOSS) PER COMMON SHARE, DILUTED
Continuing operations	$0.06	$0.01	$0.05
Discontinued operations	-	(0.04)	0.04
	$0.06	$(0.03)	$0.09
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	51,780	38,884	12,896
Diluted	52,212	39,150	13,062

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations Detail
For the Three Months Ended March 31, 2013
(in thousands)

	Three Months Ended March 31,
			Increase
	2013	2012	(Decrease)
Other property income
Lease termination income	$4	$456	$(452)
Temporary tenant income	149	113	36
Tax increment financing revenue	75	75	-
Other	305	79	226
Other property income	$533	$723	$(190)

Management and other fee income
Management fees	$669	$714	$(45)
Leasing fees	106	222	(116)
Construction fees	29	31	(2)
Management and other fee income	$804	$967	$(163)

Other income (expense), net
Real estate taxes and insurance on land held for development or sale	$(293)	$(257)	$(36)
Interest income	1	49	(48)
Other	156	96	60
Other expense, net	$(136)	$(112)	$(24)

Additional Supplemental Disclosures:

Consolidated (1):
Straight-line rental income	$21	$51	$(30)
(Above)/below market rent amortization	8	(1)	9
Fair market value of interest adjustment - acquired property	(7)	(8)	1
Acquisition costs (in G&A)	232	12	220
Share-based compensation expense (in G&A)	518	541	(23)
Long-term incentive plan expense (in G&A) (2)	454	35	419

Pro-rata share from Unconsolidated Joint Ventures (1):
Straight-line rental income	$101	$11	$90
(Above)/below market rent amortization	3	7	(4)
Fair market value of interest adjustment - acquired property	(33)	(43)	10

(1) Includes discontinued operations.
(2) Expense is marked-to-market based on the Company's total shareholder's return relative to designated peers.
The Company uses a 3rd party compensation consultant to estimate fair value.

Ramco-Gershenson Properties Trust
Funds from Operations
For the Three Months Ended March 31, 2013
(in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012

Net income (loss) available to common shareholders	$3,237	$(1,330)
Adjustments:
Rental property depreciation and amortization expense	10,854	8,720
Pro-rata share of real estate depreciation from unconsolidated joint ventures	1,600	1,687
Add preferred share dividends (assumes if converted) (1)	1,812	-
Gain on sale of depreciable real estate	-	(264)
Loss on sale of joint venture depreciable real estate (2)	6,365	-
Provision for impairment on income-producing properties	-	1,976
Deferred gain recognized upon acquisition of real estate	(5,282)	-
Noncontrolling interest in Operating Partnership (3)	225	(1)
FUNDS FROM OPERATIONS	$18,811	$10,788

Weighted average common shares	51,780	38,884
Shares issuable upon conversion of Operating Partnership Units (3)	2,270	2,619
Shares issuable upon conversion of preferred shares (1)	6,940	-
Dilutive effect of securities	432	266
WEIGHTED AVERAGE EQUIVALENT SHARES OUTSTANDING, DILUTED	61,422	41,769

FUNDS FROM OPERATIONS, PER DILUTED SHARE	$0.31	$0.26

Dividend per common share	$0.16825	$0.16325
Payout ratio - FFO	54.3%	62.8%

(1) Series D convertible preferred shares were dilutive for the three months ended March 31, 2013 and antidilutive for the comparable period in 2012.
(2) Amount included in (loss) earnings from unconsolidated joint ventures.
(3) 100% of noncontrolling interest reflects OP units convertible 1:1 into common shares or the cash value thereof.

Ramco-Gershenson Properties Trust
Earnings Before Interest, Taxes, Depreciation and Amortization
For the Three Months Ended March 31, 2013
(in thousands)

	Three Months Ended March 31,
	2013		2012
EBITDA Calculation
Net income (loss)	$5,274		$(52)
Add back:
Gain on sale of depreciable real estate	-		(264)
Provision for impairment	-		1,976
Depreciation and amortization	10,981		8,872
Loss on sale of joint venture depreciable real estate	6,365		-
Interest expense	6,073		6,749
Amortization of deferred financing fees	341		380
Deferred gain recognized upon acquisition of real estate	(5,282)		-
Income tax provision	43		25
EBITDA	$23,795		$17,686

Net debt outstanding	$674,069		$506,661

Fixed Charges
Interest expense	$6,073		$6,749
Scheduled mortgage principal payments	1,177		1,262
Preferred dividends	1,812		1,812
Total fixed charges	$9,062		$9,823

Debt Ratios and Availability
Consolidated net debt to annualized EBITDA - adjusted (1) (2)	6.5	X	7.2	X

Interest coverage ratio (EBITDA / interest expense) - adjusted (1)	3.3	X	2.6	X

Fixed charge coverage ratio (EBITDA / Fixed Charges) - adjusted (1)	2.2	X	1.8	X

Line of credit commitment	$240,000		$175,000
Amount drawn	(30,000)		(19,000)
Letters of credit and other adjustments	(8,701)		(1,181)
Availability under line of credit	$201,299		$154,819

(1) Adjusted to exclude $3.6 million in gains on land sales from EBITDA for 1Q13.
(2) Adjusted to include $5.8 million in pro forma EBITDA from portfolio acquisition in 1Q13.

Ramco-Gershenson Properties Trust
Consolidated Same-Property Analysis
For the Three Months Ended March 31, 2013
(in thousands)

	Three Months Ended March 31,
	2013	2012	% Change

Number of Properties	42	42	-

Occupancy	94.1%	92.9%	1.2%

Revenue (1)
Minimum rent	$19,507	$19,062	2.3%
Percentage rent	107	77	39.0%
Recovery income from tenants	6,888	7,081	-2.7%
Other property income	183	174	5.2%
	$26,685	$26,394	1.1%

Expenses
Real estate taxes	$3,680	$3,818	-3.6%
Recoverable operating expense	3,422	3,423	0.0%
Other non-recoverable operating expense	436	479	-9.0%
	$7,538	$7,720	-2.4%

Net Operating Income	$19,147	$18,674	2.5%

Operating Expense Recovery Ratio	97.0%	97.8%	-0.8%

(1)	Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments, electric rate reset, and centers held for redevelopment or available for sale.

Ramco-Gershenson Properties Trust
Summary of Expiring GLA - Consolidated and Unconsolidated Properties
March 31, 2013

	Anchor Tenants [1]					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	GLA	% of GLA	% of ABR (2)	ABR psf	Number of Leases	GLA	% of GLA	% of ABR (2)	ABR psf	Number of Leases	GLA	% of GLA	% of ABR (2)	ABR psf

(3)	1	24,000	0.3%	0.3%	$ 8.50	33	96,742	1.7%	1.8%	$14.75	34	120,742	0.8%	1.0%	$13.51
2013	6	168,379	1.8%	1.5%	7.05	145	384,875	6.8%	7.0%	14.82	151	553,254	3.7%	4.3%	12.46
2014	15	681,906	7.4%	5.1%	6.07	250	809,961	14.3%	15.4%	15.40	265	1,491,867	10.0%	10.3%	11.14
2015	30	1,122,754	12.2%	12.1%	8.64	248	750,380	13.2%	15.4%	16.69	278	1,873,134	12.6%	13.7%	11.87
2016	31	1,116,236	12.1%	13.2%	9.49	212	804,246	14.2%	17.3%	17.47	243	1,920,482	12.9%	15.2%	12.83
2017	31	1,114,420	12.1%	14.8%	10.72	151	576,257	10.2%	12.4%	17.48	182	1,690,677	11.4%	13.6%	13.02
2018	20	686,522	7.5%	8.0%	9.36	111	406,822	7.2%	8.5%	17.03	131	1,093,344	7.4%	8.3%	12.22
2019	16	761,458	8.3%	8.5%	9.02	35	162,698	2.9%	3.6%	17.74	51	924,156	6.2%	6.0%	10.55
2020	9	458,287	5.0%	4.1%	7.26	32	160,163	2.8%	3.5%	17.81	41	618,450	4.2%	3.8%	9.99
2021	17	646,118	7.0%	7.3%	9.15	28	167,642	3.0%	3.2%	15.62	45	813,760	5.5%	5.3%	10.48
2022	10	423,170	4.6%	5.2%	9.91	38	216,171	3.8%	4.7%	17.72	48	639,341	4.3%	5.0%	12.55
2023+	28	1,619,734	17.7%	19.9%	9.90	50	322,752	5.6%	7.2%	18.11	78	1,942,486	13.0%	13.5%	11.27
Sub-Total	214	8,822,984	96.0%	100.0%	$ 9.13	1,333	4,858,709	85.7%	100.0%	$16.72	1,547	13,681,693	92.0%	100.0%	$11.82

Leased [4]	1	20,979	0.2%	N/A	N/A	20	62,152	1.1%	N/A	N/A	21	83,131	0.6%	N/A	N/A

Vacant	6	350,451	3.8%	N/A	N/A	260	746,571	13.2%	N/A	N/A	266	1,097,022	7.4%	N/A	N/A

Total	221	9,194,414	100.0%	100.0%	N/A	1,613	5,667,432	100.0%	100.0%	N/A	1,834	14,861,846	100.0%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Annualized base rent is based upon rents currently in place.
(3) Tenants currently under month to month lease or in the process of renewal.
(4) Lease has been executed, but space has not yet been delivered.

Ramco-Gershenson Properties Trust
Top Twenty-Five Retail Tenants (ranked by annualized base rent) (1)
Consolidated and Unconsolidated Properties
March 31, 2013

Tenant Name	Credit Rating S&P/Moody's (2)	Number of Leases	GLA	% of Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent PSF	% of Annualized Base Rent

TJX Companies (3)	A/A3	25	779,048	5.2%	$7,368,891	$9.46	4.6%
Bed Bath & Beyond (4)	BBB+/NR	10	306,678	2.1%	3,286,957	10.72	2.0%
Home Depot	A-/A3	3	384,690	2.6%	3,110,250	8.09	1.9%
Dollar Tree	NR/NR	30	316,392	2.1%	2,912,935	9.21	1.8%
LA Fitness	NR/NR	4	139,343	0.9%	2,811,695	20.18	1.7%
Publix Super Market	NR/NR	8	372,141	2.5%	2,790,512	7.50	1.7%
Best Buy	BB/Baa2	6	206,677	1.4%	2,743,757	13.28	1.7%
Michaels Stores	B/B2	11	240,993	1.6%	2,604,198	10.81	1.6%
PetSmart	BB+/NR	8	174,661	1.2%	2,537,182	14.53	1.6%
Jo-Ann Stores	B/B2	6	214,237	1.4%	2,510,184	11.72	1.6%
Staples	BBB/Baa2	10	201,954	1.4%	2,492,460	12.34	1.5%
OfficeMax	NR/B1	10	224,165	1.5%	2,429,388	10.84	1.5%
Burlington Coat Factory	NR/NR	5	360,867	2.4%	2,390,179	6.62	1.5%
Whole Foods Market	BBB-/NR	4	134,042	0.9%	2,345,804	17.50	1.5%
Kohl's	BBB+/Baa1	6	363,081	2.4%	2,244,522	6.18	1.4%
Gander Mountain	NR/NR	2	159,791	1.1%	1,981,282	12.40	1.2%
Ross Stores	BBB+/NR	8	217,307	1.5%	1,954,166	8.99	1.2%
Lowe's Home Centers	A-/A3	2	270,394	1.8%	1,919,646	7.10	1.2%
DSW Designer Shoe Warehouse	NR/NR	6	118,642	0.8%	1,825,188	15.38	1.1%
Meijer	NR/NR	2	397,428	2.7%	1,731,560	4.36	1.0%
Hobby Lobby	NR/NR	5	276,173	1.9%	1,640,038	5.94	1.0%
Ascena Retail (5)	BB-/Ba2	16	92,881	0.6%	1,631,007	17.56	1.0%
Office Depot	B-/B2	5	131,792	0.9%	1,590,652	12.07	1.0%
Jewel-Osco	NR/NR	3	162,982	1.1%	1,584,294	9.72	1.0%
Kroger	BBB/Baa2	3	191,989	1.3%	1,548,497	8.07	1.0%

Sub-Total top 25 tenants		198	6,438,348	43.3%	$61,985,244	$9.63	38.3%

Remaining tenants		1,349	7,243,345	48.8%	99,766,583	13.77	61.7%
Sub-Total all tenants		1,547	13,681,693	92.1%	$161,751,827	$11.82	100.0%

Vacant		287	1,180,153	7.9%	N/A	N/A	N/A
Total including vacant		1,834	14,861,846	100.0%	$161,751,827	N/A	100.0%

(1) Excludes one office tenant at Aquia office property: TASC (formerly Northrup Grumann), base rent of $1.6 million.
(2) Source: Latest Company filings per CreditRiskMonitor.
(3) Marshalls (15), T J Maxx (10).
(4) Bed Bath & Beyond (7), Buy Buy Baby (2), Cost Plus (1).
(5) Fashion Bug (1), Catherine's (3), Maurices (4), Justice (3), Dress Barn (3), Lane Bryant (2).

Ramco Gershenson Properties Trust
Leasing Activity - Consolidated and Unconsolidated Portfolios
March 31, 2013

	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF (2)

Total Comparable Leases (3)
1st Quarter 2013	57	266,574	$15.21	$13.94	9.1%	5.2	$8.34
4th Quarter 2012	53	253,626	$12.51	$11.83	5.7%	4.5	$2.27
3nd Quarter 2012	37	145,039	$16.81	$15.94	5.4%	5.6	$2.38
2nd Quarter 2012	54	307,205	$13.24	$12.64	4.7%	4.2	$0.32
Total	201	972,444	$14.12	$13.28	6.4%	4.8	$3.33

Renewals
1st Quarter 2013	49	198,303	$16.10	$15.17	6.1%	3.9	$0.00
4th Quarter 2012	43	218,821	$11.94	$11.44	4.4%	4.2	$0.44
3nd Quarter 2012	31	131,110	$16.30	$15.61	4.4%	5.3	$0.06
2nd Quarter 2012	49	297,579	$12.44	$12.16	2.3%	4.0	$0.04
Total	172	845,813	$13.77	$13.21	4.2%	4.2	$0.14

New Leases - Comparable
1st Quarter 2013	8	68,271	$12.65	$10.36	22.1%	8.9	$32.56
4th Quarter 2012	10	34,805	$16.08	$14.29	12.5%	6.4	$13.74
3nd Quarter 2012	6	13,929	$21.63	$19.03	13.6%	8.5	$24.17
2nd Quarter 2012	5	9,626	$37.89	$27.32	38.7%	10.9	$9.00
Total	29	126,631	$16.50	$13.68	20.6%	8.3	$24.67

Total Comparable and Non-Comparable
1st Quarter 2013	79	336,865	$14.75	N/A	N/A	5.9	$11.46
4th Quarter 2012	81	431,295	$13.73	N/A	N/A	6.8	$15.33
3nd Quarter 2012	67	311,711	$15.20	N/A	N/A	6.9	$18.86
2nd Quarter 2012	80	505,163	$12.22	N/A	N/A	5.6	$9.30
Total	307	1,585,034	$13.75	N/A	N/A	6.2	$13.28

(1) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
(2) Tenant improvement costs include lease-specific costs (improvements and allowances) as well as certain landlord costs necessary to bring the space to leasable condition.
(3) Comparable leases represent those leases signed on spaces for which there was a former tenant within the last twelve months.

Ramco-Gershenson Properties Trust
Portfolio Summary Report
March 31, 2013

				Owned GLA
Property Name	Location	Ownership %	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Core Portfolio

Colorado [2]
Harvest Junction North	Longmont	100%	14	159,385	100,385	59,000	96.6%	96.6%	$15.60	Best Buy, Dick's Sporting Goods, Staples
Harvest Junction South	Longmont	100%	23	176,960	111,423	65,537	96.6%	96.6%	14.52	Bed Bath & Beyond, Marshalls, Michaels, Ross Dress for Less, (Lowe's)
Total / Average			37	336,345	211,808	124,537	96.6%	96.6%	$15.04

Florida [19]
Cocoa Commons	Cocoa	100%	22	90,116	51,420	38,696	87.0%	87.0%	$11.63	Publix
Coral Creek Shops	Coconut Creek	100%	33	109,312	42,112	67,200	97.0%	97.0%	16.84	Publix
Cypress Point	Clearwater	100%	23	167,280	103,085	64,195	93.3%	93.3%	11.60	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee	7%	17	115,586	67,000	48,586	92.7%	92.7%	11.65	Jo-Ann, Marshalls, (Super Target)
Marketplace of Delray	Delray Beach	100%	49	238,196	107,190	131,006	89.2%	88.0%	12.32	Office Depot, Ross Dress for Less, Winn-Dixie
Mission Bay Plaza	Boca Raton	100%	56	263,714	148,245	115,469	94.2%	94.2%	21.74	The Fresh Market, Golfsmith, LA Fitness, OfficeMax, Toys "R" Us
Naples Towne Centre	Naples	100%	11	134,707	102,027	32,680	90.3%	90.3%	5.93	Beall's, Save-A-Lot, (Goodwill)
River City Marketplace	Jacksonville	100%	72	557,087	323,907	233,180	98.5%	97.8%	16.64	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PetSmart, Ross Dress for Less, Wallace Theaters, (Lowe's), (Wal-Mart Supercenter)
River Crossing Centre	New Port Richey	100%	16	62,038	37,888	24,150	97.7%	97.7%	12.32	Publix
Rivertowne Square	Deerfield Beach	100%	14	146,843	107,583	39,260	92.2%	91.2%	7.97	Beall's Outlet, Winn-Dixie
Shoppes of Lakeland	Lakeland	100%	23	183,842	115,541	68,301	97.3%	97.3%	12.47	Ashley Furniture, Michaels, Staples, T.J. Maxx, (Target)
The Crossroads	Royal Palm Beach	100%	33	120,092	42,112	77,980	91.5%	91.5%	14.78	Publix
The Plaza at Delray	Delray Beach	20%	48	326,824	189,295	137,529	97.9%	97.5%	16.36	Marshalls, Michaels, Publix, Regal Cinemas, Ross Dress for Less, Staples
Treasure Coast Commons	Jensen Beach	100%	3	92,979	92,979	-	100.0%	100.0%	12.26	Barnes & Noble, OfficeMax, Sports Authority
Village Lakes Shopping Center	Land O' Lakes	100%	27	186,313	93,456	92,857	63.6%	60.7%	8.88	Beall's Outlet, Ross Dress for Less
Village of Oriole Plaza	Delray Beach	30%	40	155,770	42,112	113,658	97.2%	97.2%	13.24	Publix
Village Plaza	Lakeland	100%	25	146,755	64,504	82,251	67.9%	67.9%	13.03	Big Lots
Vista Plaza	Jensen Beach	100%	11	109,761	78,658	31,103	100.0%	99.0%	13.33	Bed Bath & Beyond, Michaels, Total Wine & More
West Broward Shopping Center	Plantation	100%	18	152,973	81,638	71,335	97.6%	97.6%	10.78	Badcock, DD's Discounts, Save-A-Lot, US Postal Service
Total / Average			541	3,360,188	1,890,752	1,469,436	92.4%	91.9%	$13.89

Georgia [6]
Centre at Woodstock	Woodstock	100%	14	86,748	51,420	35,328	84.5%	84.5%	$11.40	Publix
Conyers Crossing	Conyers	100%	14	170,475	138,915	31,560	100.0%	100.0%	5.13	Burlington Coat Factory, Hobby Lobby
Holcomb Center	Roswell	100%	22	106,003	39,668	66,335	84.4%	79.2%	11.81	Studio Movie Grill
Horizon Village	Suwanee	100%	21	97,001	47,955	49,046	87.8%	85.9%	11.21	Movie Tavern
Paulding Pavilion	Hiram	20%	11	84,846	60,509	24,337	89.9%	89.9%	14.71	Sports Authority, Staples
Peachtree Hill	Duluth	20%	28	154,718	110,625	44,093	89.9%	89.9%	12.93	Kroger, LA Fitness
Total / Average			110	699,791	449,092	250,699	90.6%	89.5%	$10.47

Illinois [3]
Liberty Square	Wauconda	100%	26	107,369	54,522	52,847	79.4%	79.4%	$13.71	Jewel-Osco
Market Plaza	Glen Ellyn	20%	35	163,054	66,079	96,975	85.9%	85.9%	15.02	Jewel Osco, Staples
Rolling Meadows Shopping Center	Rolling Meadows	20%	20	134,088	83,230	50,858	85.0%	85.0%	11.11	Jewel Osco, Northwest Community Hospital
Total/Average			81	404,511	203,831	200,680	83.9%	83.9%	$13.38

Indiana [1]
Nora Plaza	Indianapolis	7%	24	139,834	63,371	76,463	97.2%	97.2%	$13.28	Marshalls, Whole Foods Market, (Target)
Total/Average			24	139,834	63,371	76,463	97.2%	97.2%	$13.28

Maryland [1]
Crofton Centre	Crofton	20%	20	252,230	170,804	81,426	97.1%	97.1%	$8.01	Gold's Gym, Kmart, Shoppers Food Warehouse
Total/Average			20	252,230	170,804	81,426	97.1%	97.1%	$8.01

Ramco-Gershenson Properties Trust
Portfolio Summary Report
March 31, 2013

Owned GLA
Property Name	Location	Ownership %	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Michigan [25]
Beacon Square	Grand Haven	100%	15	51,387	-	51,387	95.3%	95.3%	$17.16	(Home Depot)
Clinton Pointe	Clinton Township	100%	14	135,330	65,735	69,595	100.0%	100.0%	9.69	OfficeMax, Sports Authority, (Target)
Clinton Valley	Sterling Heights	100%	18	201,115	106,027	95,088	97.8%	97.8%	11.65	DSW Shoe Warehouse, Hobby Lobby, Office Depot
Edgewood Towne Center	Lansing	100%	17	85,757	23,524	62,233	91.3%	91.3%	9.38	OfficeMax, (Sam's Club), (Target)
Fairlane Meadows	Dearborn	100%	31	157,246	56,586	100,660	100.0%	94.3%	14.02	Best Buy, Citi Trends, (Burlington Coat Factory), (Target)
Fraser Shopping Center	Fraser	100%	8	68,326	32,384	35,942	100.0%	100.0%	7.16	Oakridge Market
Gaines Marketplace	Gaines Township	100%	15	392,169	351,981	40,188	100.0%	100.0%	4.69	Meijer, Staples, Target
Hoover Eleven	Warren	100%	48	280,788	147,667	133,121	90.8%	90.8%	11.66	Dunham's, Kroger, Marshalls, OfficeMax
Hunter's Square	Farmington Hills	100%	37	354,323	197,149	157,174	98.0%	98.0%	16.17	Bed Bath & Beyond, Buy Buy Baby, Loehmann's, Marshalls, T.J. Maxx
Jackson Crossing	Jackson	100%	61	398,526	222,192	176,334	94.6%	92.7%	9.82	Bed Bath & Beyond, Best Buy, Jackson 10 Theater, Kohl's, T.J. Maxx, Toys "R" Us, (Sears), (Target)
Jackson West	Jackson	100%	6	209,800	175,001	34,799	97.7%	97.7%	7.41	Lowe's, Michaels, OfficeMax
Lake Orion Plaza	Lake Orion	100%	9	141,073	126,195	14,878	100.0%	100.0%	4.07	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores	100%	20	342,854	244,089	98,765	96.4%	96.4%	8.17	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T.J. Maxx, Toys "R" Us, (Target)
Livonia Plaza	Livonia	100%	20	136,616	93,574	43,042	93.0%	93.0%	10.24	Kroger, T.J. Maxx
Millennium Park	Livonia	30%	16	272,568	206,850	65,718	99.2%	97.4%	14.13	Home Depot, Marshalls, Michaels, PetSmart, (Costco), (Meijer)
New Towne Plaza	Canton Township	100%	15	192,587	126,425	66,162	100.0%	100.0%	10.70	Jo-Ann, Kohl's
Oak Brook Square	Flint	100%	20	152,073	79,744	72,329	100.0%	96.5%	9.08	Hobby Lobby, T.J. Maxx
Southfield Plaza	Southfield	100%	25	185,409	128,339	57,070	95.1%	95.1%	8.21	Big Lots, Burlington Coat Factory, Marshalls
Tel-Twelve	Southfield	100%	21	523,411	479,869	43,542	99.5%	99.5%	10.87	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PetSmart
The Auburn Mile	Auburn Hills	100%	7	90,553	64,315	26,238	100.0%	100.0%	11.02	Jo-Ann, Staples, (Best Buy), (Costco), (Meijer), (Target)
The Shops at Old Orchard	West Bloomfield	100%	20	97,068	36,044	61,024	96.9%	92.8%	17.87	Plum Market
Troy Marketplace	Troy	100%	13	217,754	173,526	44,228	100.0%	100.0%	16.21	Airtime Trampoline, Golfsmith, LA Fitness, Nordstrom Rack, PetSmart, (REI)
West Oaks I	Novi	100%	8	243,987	213,717	30,270	100.0%	100.0%	9.70	Best Buy, DSW Shoe Warehouse, Gander Mountain, Old Navy, Home Goods & Michaels-Sublease of JLPK-Novi LLC
West Oaks II	Novi	100%	30	167,954	74,675	93,279	96.2%	96.2%	17.33	Jo-Ann, Marshalls, (Bed Bath & Beyond), (Big Lots), (Kohl's), (Toys "R" Us), (Value City Furniture)
Winchester Center	Rochester Hills	100%	16	314,575	224,522	90,053	86.3%	86.3%	9.99	Bed Bath & Beyond, Dick's Sporting Goods, Marshalls, Michaels, PetSmart, (Kmart)
Total / Average			510	5,413,249	3,650,130	1,763,119	97.0%	96.4%	$10.76

Missouri [3]
Central Plaza	Ballwin	100%	16	166,431	103,592	62,839	100.0%	100.0%	$10.75	Buy Buy Baby, Jo-Ann, OfficeMax, Ross Dress for Less
Heritage Place	Creve Coeur (St Louis)	100%	38	269,185	157,946	111,239	90.5%	90.5%	13.30	Dierbergs Markets, Marshalls, Office Depot, T.J. Maxx
Town & Country Crossing	Town & Country	100%	36	142,608	55,012	87,596	84.9%	82.8%	23.94	Whole Foods Market, (Target)
Total / Average			90	578,224	316,550	261,674	91.8%	91.3%	$14.88

New Jersey [1]
Chester Springs Shopping Center	Chester	20%	41	223,068	108,769	114,299	97.5%	94.9%	$13.94	Marshalls, Shop-Rite Supermarket, Staples
Total / Average			41	223,068	108,769	114,299	97.5%	94.9%	$13.94

Ohio [6]
Crossroads Centre	Rossford	100%	20	344,045	244,991	99,054	93.7%	93.7%	$8.57	Giant Eagle, Home Depot, Michaels, T.J. Maxx, (Target)
Olentangy Plaza	Columbus	20%	41	253,474	139,130	114,344	93.7%	93.7%	10.52	Eurolife Furniture, Marshalls, Micro Center, Columbus Asia Market-Sublease of SuperValu, Tuesday Morning
Rossford Pointe	Rossford	100%	6	47,477	41,077	6,400	100.0%	100.0%	10.33	MC Sporting Goods, PetSmart
Spring Meadows Place	Holland	100%	29	261,452	160,335	101,117	92.5%	92.5%	10.37	Ashley Furniture, Big Lots, Guitar Center, OfficeMax, PetSmart, T.J. Maxx, (Best Buy), (Dick's Sporting Goods), (Kroger), (Sam's Club), (Target)
The Shops on Lane Avenue	Upper Arlington	20%	36	170,719	61,333	109,386	98.2%	98.2%	20.81	Bed Bath & Beyond, Whole Foods Market
Troy Towne Center	Troy	100%	18	144,485	86,584	57,901	92.4%	92.4%	6.65	Kohl's, (Wal-Mart Supercenter)
Total / Average			150	1,221,652	733,450	488,202	94.2%	94.2%	$10.98

Tennessee [1]
Northwest Crossing	Knoxville	100%	12	124,453	89,846	34,607	100.0%	100.0%	$9.74	HH Gregg, OfficeMax, Ross Dress for Less, (Wal-Mart Supercenter)
Total / Average			12	124,453	89,846	34,607	100.0%	100.0%	$9.74

Ramco-Gershenson Properties Trust
Portfolio Summary Report
March 31, 2013

Owned GLA
Property Name	Location	Ownership %	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Virginia [2]
The Town Center at Aquia	Stafford	100%	3	40,518	24,000	16,518	100.0%	100.0%	$10.64	Regal Cinemas
The Town Center at Aquia Office (3)	Stafford	100%	13	98,147	62,184	35,963	91.8%	91.8%	27.09	TASC, Inc.
Total / Average			16	138,665	86,184	52,481	94.2%	94.2%	$21.99

Wisconsin [4]
East Town Plaza	Madison	100%	19	208,472	117,000	91,472	81.7%	81.7%	$9.85	Burlington Coat Factory, Jo-Ann, Marshalls, (Menards), (Shopko), (Toys "R" Us)
Nagawaukee Center	Delafield	100%	13	113,617	80,684	32,933	100.0%	100.0%	10.15	Kohl's, (Sentry Foods)
The Shoppes at Fox River	Waukesha	100%	24	182,392	85,045	97,347	100.0%	100.0%	15.70	Pick N' Save, T.J. Maxx, (Target)
West Allis Towne Centre	West Allis	100%	26	326,271	205,475	120,796	96.4%	96.4%	8.50	Burlington Coat Factory, Kmart, Office Depot, Xperience Fitness
Total / Average			82	830,752	488,204	342,548	94.0%	94.0%	$10.71

CORE PORTFOLIO TOTAL / AVERAGE			1,714	13,722,962	8,462,791	5,260,171	94.5%	94.1%	$11.99

Future Redevelopments / Available for Sale (4):
Martin Square	Stuart, FL	30%	15	331,105	291,432	39,673	58.3%	58.3%	$7.10	Home Depot, Staples
Mays Crossing (5)	Stockbridge, GA	100%	21	137,284	100,244	37,040	95.6%	95.6%	7.07	Big Lots, Dollar Tree, Value Village-Sublease of ARCA Inc.
Merchants' Square	Carmel, IN	100%	43	279,161	69,504	209,657	77.2%	77.2%	10.52	Cost Plus, Hobby Lobby (2), (Marsh Supermarket)
Promenade at Pleasant Hill	Duluth, GA	100%	33	280,225	199,555	80,670	51.5%	51.5%	9.89	Farmers Home Furniture, Publix
Total / Average			112	1,027,775	660,735	367,040	66.6%	66.6%	$8.76

Portfolio Under Redevelopment:
Roseville Towne Center	Roseville, MI	100%	8	111,109	70,888	40,221	100.0%	81.1%	$11.50	Marshalls, (Wal-Mart)
Total / Average			8	111,109	70,888	40,221	100.0%	81.1%	$11.50

PORTFOLIO TOTAL / AVERAGE (CORE AND UNDER REDEV)			1,834	14,861,846	9,194,414	5,667,432	92.6%	92.1%	$11.82

Wholly-Owned Portfolio			1,442	12,083,962	7,533,875	4,550,087	93.1%	92.5%	$11.55

Joint Venture Portfolio			392	2,777,884	1,660,539	1,117,345	90.5%	90.1%	$13.02

Footnotes

(1) Anchor tenants are any tenant over 19,000 square feet. Tenants in parenthesis represent non-company owned GLA.
(2) Tenant closed - lease obligated.
(3) Represents the Office Building at The Town Center at Aquia.
(4) Represents 0.9% of combined portfolio annual base rent.
(5) Mays Crossing was sold on April 9, 2013.

Ramco-Gershenson Properties Trust
Redevelopment and Development Projects
March 31, 2013
(in thousands)

Redevelopment Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)		Total Projected Cost (3)	Cost to Date	Cost to Complete

Roseville Towne Center (4)	100%	Relocation of Marshalls into a new 25,000 sf store; Five Below in 12,000 sf and additional space for new anchor tenant	2Q 2014	8%-9%	$ 355		$ 4,300	$ 590	$ 3,710

Development Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Percent Leased	Total Projected Cost (5)	Cost to Date	Cost to Complete

Parkway Shops Phase I - Jacksonville, FL	100%	Ground-up development of 89,123 sf retail center anchored by Dick's Sporting Goods & Marshalls	2Q 2013	7.8%	$ 1,540	98.2%	$ 19,600	$ 16,633	$ 2,967

Land Available for Future Development and Sale			Carrying Value as of 03/31/13

Land held for future development (6)			$ 60,311
Land available for sale (7)			20,245
Total			$ 80,556

(1) Percentage based on actual numbers before rounding.
(2) Represents incremental change in net operating income.
(3) Represents incremental costs.
(4) Project does not include 11.6 acres of land sold to Wal-Mart in 1Q 2013.
(5) Represents costs to date, plus incremental costs to complete.
(6) Primarily in Hartland, MI, Lakeland, FL and Jacksonville, FL.
(7) Primarily in Stafford County, VA and Hartland, MI.

Ramco-Gershenson Properties Trust
Acquisitions / Dispositions
March 31, 2013
(in thousands)

ACQUISITIONS
						Gross
Property Name	Location	GLA	Acreage	Date Acquired	Ownership %	Purchase Price	Assumed Debt

Consolidated

Clarion Partners Portfolio - 12 Income Producing Properties	FL & MI	2,245	N/A	03/25/13	100%	$ 367,415	$ 149,514
Total consolidated income producing acquisitions		2,245				$ 367,415	$ 149,514

DISPOSITIONS
						Gross
Property Name	Location	GLA	Acreage	Date Sold	Ownership %	Sales Price (at 100%)	Debt Repaid	Gain (loss) on Sale (at 100%)

Consolidated

Roseville Towne Center - Wal-Mart Outparcel	Roseville, MI	N/A	11.6	02/15/13	100%	$ 7,500	$ -	$ 3,030
Parkway Phase I - BJ's Pub Outparcel	Jacksonville, FL	N/A	2.9	01/24/13	100%	2,600	-	552
Total consolidated land / outparcel dispositions			14.5			$ 10,100	$ -	$ 3,582

Total consolidated dispositions			14.5			$ 10,100	$ -	$ 3,582

Unconsolidated Joint Ventures

Clarion Partners Portfolio - 12 Income Producing Properties	FL & MI	2,245	N/A	03/25/13	30%	$ 367,415	$ 149,514	$ (21,217)	(1)
Total unconsolidated joint venture's income producing dispositions						$ 367,415	$ 149,514	$ (21,217)

(1) On March 25, 2013, Clarion Partners sold its 70% interest in twelve properties to Ramco, which had a 30% interest.
     Our proportionate share of the loss is included in (loss) earnings from unconsolidated joint ventures.

Ramco-Gershenson Properties Trust
Joint Venture Combined Balance Sheets
March 31, 2013
(in thousands)

	Ramco/Lion	Ramco 450	Other	Total	Ramco
	Venture LP	Venture LLC	JV's	JV's	Pro-Rata
	Consolidated (1)	Consolidated	Consolidated (2)	at 100%	Share

ASSETS
Income producing properties, at cost:
Land	$14,546	$43,806	$8,517	$66,869	$13,894
Buildings and improvements	88,386	274,469	51,738	414,593	86,114
Less accumulated depreciation and amortization	(17,471)	(39,347)	(8,735)	(65,553)	(14,043)
Income producing properties, net	85,461	278,928	51,520	415,909	85,965

Construction in progress	365	279	5	649	199
Net real estate	$85,826	$279,207	$51,525	$416,558	$86,164

Cash and cash equivalents	2,782	19,833	1,083	23,698	5,046
Restricted cash	62	4,524	17	4,603	927
Accounts receivable, net	2,462	1,717	64	4,243	1,091
Other assets, net	3,263	8,687	1,442	13,392	2,885
TOTAL ASSETS	$94,395	$313,968	$54,131	$462,494	$96,113

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable	$30,878	$161,535	$7,788	$200,201	$43,128
Accounts payable and accrued expenses	2,591	21,258	644	24,493	5,204
Total Liabilities	33,469	182,793	8,432	224,694	48,332

ACCUMULATED EQUITY (3)	60,926	131,175	45,699	237,800	47,781

TOTAL LIABILITIES AND ACCUMULATED EQUITY	$94,395	$313,968	$54,131	$462,494	$96,113

Total number of properties in each portfolio	3	8	3	14	N/A

				Total
				Investment in
EQUITY INVESTMENTS IN UNCONSOLIDATED ENTITIES				Uncons. JVs
Equity investments in unconsolidated entities	$9,798	$15,941	$2,740	$28,479	N/A
Total equity investments in unconsolidated entities	$9,798	$15,941	$2,740	$28,479	N/A

(1)
On March 25, 2013, Clarion Partners sold its 70% interest in twelve properties to Ramco, who owned a 30% interest in the joint venture for a total  net sales price of $367.4 million. The transaction also included the assumption of approximately $149.5 million of mortgage debt for seven of the  twelve properties.

(2)	Other JV's include joint ventures where we own 7%-20% of the sole property in the joint venture.
(3)
Joint Venture equity balances exclude the following items related to Ramco's investment: $11.4 million impairment provision, $12.0 million deferred gains on sale of real estate offset by ($2.7) million formation costs & ($1.4) million unrecognized loss.

Ramco-Gershenson Properties Trust
Joint Venture Contribution to Funds from Operations
For the Three Months Ended March 31, 2013
(in thousands)

	Ramco/Lion	Ramco 450		Total	Ramco
	Venture LP	Venture LLC	Other	JV's	Pro-Rata
	Consolidated (1)	Consolidated	JV's (2)	at 100%	Share

Total revenue	$11,490	$7,291	$1,279	$20,060	$4,974

Operating expenses	3,637	2,565	345	6,547	1,623

Net operating income	$7,853	$4,726	$934	$13,513	$3,351

Depreciation and amortization	3,748	2,269	450	6,467	1,600
General & administrative expense	38	121	4	163	36
Interest expense	2,693	2,205	73	4,971	1,250
Amortization of deferred financing fees	58	51	5	114	28
Total other expense	6,537	4,646	532	11,715	2,914
Loss on sale of depreciable real estate	(21,217)	-	-	(21,217)	(6,365)

Net (loss) income	$(19,901)	$80	$402	$(19,419)	$(5,928)

Ramco ownership interest	30%	20%	7% - 20%	N/A	N/A
Ramco's share of net (loss) income	$(5,970)	$16	$26	N/A	$(5,928)
Addback: Management fee exp allocable to Ramco (3)	168	76	10	N/A	254
(Loss) earnings from unconsolidated joint ventures	$(5,802)	$92	$36	N/A	$(5,674)

Addback: Pro rata share of depreciation expense	1,124	454	22	N/A	1,600
Addback: Pro rata share of loss on sale of depreciable real estate	6,365	-	-	N/A	6,365
Funds from operations contributed by joint ventures	$1,687	$546	$58	N/A	$2,291

(1) Ramco/Lion Venture LP Consolidated results include discontinued operations for the period presented.
(2) Other JV's include joint ventures where we own 7%-20% of the sole property in the joint venture.
(3) Ramco's share of management fee expense is eliminated in consolidation.

Ramco-Gershenson Properties Trust
Joint Venture Summary of Expiring GLA
March 31, 2013

	Anchor Tenants (1)					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	GLA	% of GLA	% of ABR (2)	ABR psf	Number of Leases	GLA	% of GLA	% of ABR (2)	ABR psf	Number of Leases	GLA	% of GLA	% of ABR (2)	ABR psf

(3)	-	-	0.0%	0.0%	$ -	10	34,644	3.1%	2.9%	$14.63	10	34,644	1.2%	1.6%	$14.63
2013	2	42,973	2.6%	2.5%	8.96	27	56,677	5.1%	4.9%	15.20	29	99,650	3.6%	3.8%	12.51
2014	2	74,112	4.5%	3.5%	7.22	59	184,437	16.5%	17.0%	16.07	61	258,549	9.3%	10.7%	13.53
2015	10	418,624	25.2%	22.4%	8.10	48	119,255	10.7%	12.8%	18.69	58	537,879	19.4%	17.3%	10.45
2016	6	201,511	12.1%	14.7%	11.06	46	137,490	12.3%	15.0%	19.01	52	339,001	12.2%	14.9%	14.29
2017	2	50,933	3.1%	4.5%	13.51	40	126,296	11.3%	12.9%	17.77	42	177,229	6.4%	9.0%	16.55
2018	2	86,425	5.2%	4.5%	7.90	24	96,405	8.6%	8.3%	14.98	26	182,830	6.6%	6.5%	11.63
2019	4	120,796	7.3%	9.8%	12.36	6	30,390	2.7%	3.4%	19.23	10	151,186	5.4%	6.4%	13.74
2020	2	172,065	10.4%	4.6%	4.01	11	34,978	3.1%	4.6%	22.73	13	207,043	7.5%	4.6%	7.17
2021	4	121,928	7.3%	8.3%	10.37	8	18,603	1.7%	2.5%	23.67	12	140,531	5.1%	5.2%	12.13
2022	-	-	0.0%	0.0%	-	12	64,861	5.8%	7.2%	19.41	12	64,861	2.3%	3.9%	19.41
2023+	4	236,552	14.2%	25.2%	16.09	10	73,072	6.5%	8.5%	20.22	14	309,624	11.1%	16.1%	17.07
Sub-Total	38	1,525,919	91.9%	100.0%	$ 9.94	301	977,108	87.4%	100.0%	$17.83	339	2,503,027	90.1%	100.0%	$13.02

Leased [4]	-	-	0.0%	N/A	N/A	5	14,540	1.3%	N/A	N/A	5	14,540	0.5%	N/A	N/A

Vacant	2	134,620	8.1%	N/A	N/A	46	125,697	11.3%	N/A	N/A	48	260,317	9.4%	N/A	N/A

Total	40	1,660,539	100.0%	100.0%	N/A	352	1,117,345	100.0%	100.0%	N/A	392	2,777,884	100.0%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Annualized base rent is based upon rents currently in place.
(3) Tenants currently under month to month lease or in the process of renewal.
(4) Lease has been executed, but space has not yet been delivered.

Ramco-Gershenson Properties Trust
Joint Venture Leasing Activity
March 31, 2013

	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF (3)
Total Comparable Leases (1)
1st Quarter 2013	15	27,085	$21.07	$19.34	9.0%	3.4	$0.49
4th Quarter 2012	15	67,541	$13.95	$13.26	5.2%	3.5	$1.05
3rd Quarter 2012	16	71,716	$16.40	$15.52	5.7%	5.8	$0.47
2nd Quarter 2012	24	117,298	$14.91	$14.75	1.1%	4.3	$0.25
Total	70	283,640	$15.65	$15.03	4.1%	4.4	$0.52

Renewals
1st Quarter 2013	13	24,845	$20.28	$19.20	5.6%	3.3	$0.00
4th Quarter 2012	12	57,544	$13.34	$12.86	3.7%	3.3	$0.36
3rd Quarter 2012	14	69,329	$16.05	$15.20	5.6%	5.9	$0.00
2nd Quarter 2012	22	113,083	$14.48	$14.07	2.9%	4.2	$0.10
Total	61	264,801	$15.19	$14.58	4.2%	4.4	$0.12

New Leases - Comparable
1st Quarter 2013	2	2,240	$29.79	$20.78	43.4%	5.0	$5.94
4th Quarter 2012	3	9,997	$17.50	$15.55	12.5%	5.0	$5.04
3rd Quarter 2012	2	2,387	$26.69	$24.83	7.5%	4.1	$14.01
2nd Quarter 2012	2	4,215	$26.47	$33.06	-19.9%	8.2	$4.34
Total	9	18,839	$22.13	$21.27	4.0%	5.6	$6.13

Total Comparable and Non-Comparable
1st Quarter 2013	19	37,581	$19.46	N/A	N/A	6.3	$5.19
4th Quarter 2012	28	175,783	$15.21	N/A	N/A	8.4	$22.52
3rd Quarter 2012	26	112,563	$16.07	N/A	N/A	5.9	$8.25
2nd Quarter 2012	36	240,515	$11.71	N/A	N/A	5.9	$7.57
Total	109	566,442	$14.18	N/A	N/A	6.7	$12.19

(1) Comparable leases represent those leases signed on spaces for which there was a former tenant within the last twelve months.
(2) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
(3) Tenant improvement costs include lease-specific costs (improvements and allowances) as well as certain landlord costs necessary to bring the space to leasable condition.